SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                            FORM 8-K/A

               AMENDMENT TO APPLICATION OR REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

Exact name of Registrant
 as specified in its charter:  The Diana Corporation

                         Amendment No. 1

The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K Report dated November 20, 1995 as set forth in the pages attached hereto:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Business Acquired:
                  The audited financial statements of Valley
              Communications, Inc. ("Valley") for the years ended October 31, 1992, 1993, 1994 and for the ten months ended August 31, 1995 are filed with this report.

         (b)  Pro Forma Financial Information:
                  The following unaudited pro forma condensed
              consolidated financial information is filed with this report:

                  Pro Forma Condensed Consolidated Balance Sheet at
                    October 14, 1995
                  Pro Forma Condensed Consolidated Statements of
                    Operations for the 52 Weeks Ended April 1, 1995 and the 28 Weeks Ended October 14, 1995

                  On November 20, 1995, C&L Acquisition
              Corporation, a subsidiary of the Registrant's subsidiary, C&L Communications, Inc. acquired 80% of the common stock of Valley from Henry P. Mutz, Christopher M. O'Connor and Kenneth R. Hurst for approximately $4,320,000 including expenses and future consideration contingent on Valley attaining defined levels of pre tax earnings in specified time periods through March 2001 (the "Acquisition").

                  The Pro Forma Condensed Consolidated Balance
              Sheet of Registrant at October 14, 1995 reflects the financial position of Registrant after giving effect to the Acquisition and assumes the Acquisition took place on November 30, 1995. The Pro Forma Condensed Consolidated Statements of Operations for the 52 weeks ended April 1, 1995 and the 28 weeks ended October 14, 1995 assume that the Acquisition occurred at the beginning of the periods indicated and are based on the operations of the Registrant for the 52 weeks ended April 1, 1995 and the 28 weeks ended October 14, 1995.

                  The unaudited pro forma condensed consolidated
              financial information has been prepared by the Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial information presented herein is shown for illustrative purposes only and is not necessarily indicative of the future financial position or future results of operations of the Registrant, or of the financial position or results of operations of the Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

                  The unaudited pro forma condensed consolidated
              financial information should be read in conjunction with the historical financial statements and related notes of the Registrant.


         (c)  Exhibits

              2.1 Purchase Agreement ("PA") dated August 14, 1995 by and between C&L Acquisition Corporation and Henry Mutz, Chris O'Connor and Ken Hurst.

              2.2  First Amendment to PA dated November 20, 1995.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 THE DIANA CORPORATION


Date:  January 31, 1996          /s/ R. Scott Miswald
                                     Vice President and Treasurer

		VALLEY COMMUNICATIONS, INC.

		Financial Statements for the Years Ended
		October 31, 1992, 1993, 1994 and the
		Ten Months Ended August 31, 1995
		and Independent Auditors' Report

VALLEY COMMUNICATIONS, INC.

TABLE OF CONTENTS



                                           Page

FINANCIAL STATEMENTS:

      Independent auditors' report            1

      Balance sheets                        2-3

      Statements of operations                4

      Statements of stockholders' equity      5

      Statements of cash flow               6-7

      Notes to financial statements         8-16

INDEPENDENT AUDITORS' REPORT


The Stockholders and Board of Directors
Valley Communications, Inc.
Fremont, California

We have audited the accompanying balance sheets of Valley Communications, Inc. (the Company) as of October 31, 1992, 1993, 1994 and August 31, 1995, and the related statements of operations, stockholders' equity and cash flows for the years and ten months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Valley Communications, Inc. as of October 31, 1992, 1993, 1994 and August 31, 1995, and the results of its operations and its cash flows for the years and ten months then ended in conformity with generally accepted accounting principles.

As discussed in Note 5 to the financial statements, the Company changed its method of accounting for income taxes, effective November 1, 1992. Also, as discussed in Note 1 to the financial statements, the Company changed its method of accounting for marketable securities, effective November 1, 1994.

                                            /s/Perisho, Tombor, Loomis & Ramirez
                                            October 20, 1995

VALLEY COMMUNICATIONS, INC.

BALANCE SHEETS
AS OF OCTOBER 31, 1992, 1993, 1994 AND AUGUST 31, 1995


                                          October 31,
                                  ----------------------------          August
                                                                          31,
                                  1992        1993        1994           1995
                                  ----        ----        ----          ------
ASSETS
CURRENT ASSETS:
  Cash                         $  257,536  $  343,066  $  418,011    $  408,593
  Marketable securities            21,126      12,391       3,999         2,015
  Receivables:
    Trade, less allowance
      for doubtful accounts
      of $5,000                 1,759,705   1,395,154   2,016,002     3,272,387
    Retentions                      1,208           -      90,178        43,888
    Other receivables              35,640       1,304       5,849        16,500
  Costs and estimated
    earnings in excess of
    billings on uncompleted
    contracts                      59,633     123,440      64,683       338,576
  Inventory                       124,759     114,849     516,057       770,492
  Prepaid expenses                 27,520       1,127           -         4,689
  Deferred income taxes                 -           -           -        14,337
                                ---------   ---------   ---------     ---------
    Total current assets        2,287,127   1,991,331   3,114,779     4,871,477

PROPERTY AND EQUIPMENT:
  Furniture and office
    equipment                     128,745     149,489     264,862       366,157
  Tools and equipment              58,013      90,703     110,050       166,544
  Vehicles                         14,504      20,999      20,999        20,999
  Leasehold improvements                -       2,221       2,221         8,541
                                ---------   ---------   ---------     ---------
                                  201,262     263,412     398,132       562,241

  Accumulated depreciation        (66,819)   (113,353)   (178,095)     (217,279)
                                ---------   ---------   ---------     ---------
    Net property and equipment    134,443     150,059     220,037       344,962

OTHER ASSETS:
  Covenant not to compete
    (net of accumulated
    amortization of $21,434)            -           -       9,526             -
  Deposits                          9,511      14,417      30,031        32,354
                                ---------   ---------   ---------     ---------
    Total other assets              9,511      14,417      39,557        32,354
                                ---------   ---------   ---------     ---------
       Total assets            $2,431,081  $2,155,807  $3,374,373    $5,248,793
                                =========   =========   =========     =========


See Independent Auditors' Report and Notes to Financial Statements.

VALLEY COMMUNICATIONS, INC.

AS OF OCTOBER 31, 1992, 1993, 1994 AND AUGUST 31, 1995


                                          October 31,
                                  ----------------------------          August
                                                                          31,
                                  1992        1993        1994           1995
                                  ----        ----        ----          ------
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Line of credit               $  350,000  $        -  $  155,000    $  290,000
  Accounts payable              1,090,017     844,970   1,188,370     2,162,034
  Billings in excess of
    costs and estimated
    earnings on uncompleted
    contracts                     347,309     186,730     192,559       188,378
  Accrued salaries                 61,328      69,397     477,509       605,616
  Accrued vacation pay             36,479      56,990      70,316       112,436
  Accrued sales commissions        42,977      45,016      50,536        81,547
  Sales tax payable                48,035      20,080      43,095        55,229
  Accrued income taxes                  -     103,969     191,565       205,066
  Deferred income taxes            13,715           -      27,232             -
  Current portion of long-
    term debt                      12,688      11,041           -        38,429
                                ---------   ---------   ---------     ---------
    Total current liabilities   2,002,548   1,338,193   2,396,182     3,738,735

LONG-TERM LIABILITIES:
  Long-term debt, less
    current portion                14,838       3,852           -        99,460
  Deferred income taxes            29,007     127,445      71,025        10,220
                                ---------   ---------   ---------     ---------
    Total liabilities           2,046,393   1,469,490   2,467,207     3,848,415

COMMITMENTS

STOCKHOLDERS' EQUITY:
  Common stock, no par value;
    authorized 500,000 shares;
    issued and outstanding:
    1992 and 1993 - 100,000
    shares; 1994 and 1995 -
    75,000 shares                  10,000      10,000       7,500         7,500
  Retained earnings               374,688     676,317     899,666     1,394,853
  Unrealized loss on market-
    able securities                     -           -           -        (1,975)
                                ---------    --------   ---------     ---------
    Total stockholders'
      equity                      384,688     686,317     907,166     1,400,378
                                ---------   ---------   ---------     ---------
    Total liabilities and
      stockholders' equity     $2,431,081  $2,155,807  $3,374,373    $5,248,793
                                =========   =========   =========     =========


See Independent Auditors' Report and Notes to Financial Statements.

VALLEY COMMUNICATIONS, INC.

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED OCTOBER 31, 1992, 1993, 1994 AND THE TEN MONTHS ENDED
 AUGUST 31, 1995

                                           October 31,
                                  ----------------------------      August 31,
                                  1992        1993        1994        1995
                                  ----        ----        ----      ---------

CONTRACT REVENUES EARNED     $8,605,645  $10,575,927  $12,636,839  $13,511,082

COST OF REVENUES EARNED       6,369,053    7,579,355    8,527,091    9,092,889
                              ---------   ----------   ----------   ----------
  Gross profit                2,236,592    2,996,572    4,109,748    4,418,193

SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES     2,251,880    2,457,155    3,342,275    3,509,950
                              ---------   ----------   ----------   ----------
OPERATING INCOME (LOSS)         (15,288)     539,417      767,473      908,243

OTHER INCOME (EXPENSE):
  Interest expense              (27,343)     (21,086)     (17,081)     (55,117)
  Loss on marketable securities  (4,741)        (230)      (8,392)           -
  Miscellaneous income           42,819        3,379       12,225          121
                              ---------   ----------   ----------   ----------
                                 10,735      (17,937)     (13,248)     (54,996)
                              ---------   ----------   ----------   ----------
  Income (loss) before income
    taxes and cumulative effect
    of a change in accounting
    principle                    (4,553)     521,480      754,225      853,247

PROVISION (BENEFIT) FOR
  INCOME TAXES                   (2,227)     212,748      308,376      358,060
                              ---------   ----------   ----------   ----------

  Income (loss) before cumulative
    effect of a change in
    accounting principle         (2,326)     308,732      445,849      495,187

CUMULATIVE EFFECT ON PRIOR
  YEARS OF ACCOUNTING CHANGE          -        7,103            -            -
                              ----------  ----------   ----------   ----------
NET INCOME (LOSS)            $   (2,326) $   301,629  $   445,849  $   495,187
                              =========   ==========   ==========   ==========
INCOME (LOSS) PER SHARE:
  Before accounting change   $     (.02) $      3.09  $      5.49  $      6.60
  Accounting change                   -         (.07)           -            -
                              ---------   ----------   ----------   ----------
  Net income (loss)          $     (.02) $      3.02  $      5.49  $      6.60
                              =========   ==========   ==========   ==========

See Independent Auditors' Report and Notes to Financial Statements.

VALLEY COMMUNICATIONS, INC.

STATEMENTS OF STOCKHOLDERS' EQUITY
FOR THE YEARS ENDED OCTOBER 31, 1992, 1993, 1994 AND THE TEN MONTHS ENDED AUGUST 31, 1995


                                                      Unrealized
                        Common Stock                   Loss on       Total
                        ---------------    Retained   Marketable  Stockholders'
                        Shares   Amount    Earnings   Securities     Equity
                        ------   ------    --------   ----------  ------------
Balances,
 November 1, 1991      100,000  $10,000   $  377,014   $     -    $  387,014

Net loss                     -        -       (2,326)        -        (2,326)
                       -------   ------    ---------    ------     ---------
Balances,
 October 31, 1992      100,000   10,000      374,688         -       384,688

Net income                   -        -      301,629         -       301,629
                       -------   ------    ---------    ------     ---------
Balances,
 October 31, 1993      100,000   10,000      676,317         -       686,317

Stock redemption       (25,000)  (2,500)    (222,500)        -      (225,000)

Net income                   -        -      445,849         -       445,849
                       -------   ------    ---------    ------     ---------
Balances,
 October 31, 1994       75,000    7,500      899,666         -       907,166

Unrealized loss on
 investments                 -        -            -    (1,975)       (1,975)

Net income                   -        -      495,187         -       495,187
                        ------   ------    ---------    ------     ---------
Balances,
 August 31, 1995        75,000  $ 7,500   $1,394,853   $(1,975)   $1,400,378
                        ======   ======    =========    ======     =========

See Independent Auditors' Report and Notes to Financial Statements.

VALLEY COMMUNICATIONS, INC.

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED OCTOBER 31, 1992, 1993, 1994 AND THE TEN MONTHS ENDED AUGUST 31, 1995

                                                                    Ten Months
                                     Years Ended October 31,           Ended
                                  ----------------------------       August 31,
                                  1992        1993        1994          1995
                                  ----        ----        ----       ---------
CASH FLOWS FROM OPERATING
 ACTIVITIES:
  NET INCOME (LOSS)           $  (2,326)   $ 301,629   $ 445,849   $   495,187

  ADJUSTMENTS TO RECONCILE
   NET INCOME (LOSS) TO
   NET CASH (USED) PROVIDED
   BY OPERATING ACTIVITIES:

     Depreciation and
      amortization               31,157       46,534      86,175        85,752
     Losses on marketable
      securities                  4,741          230       8,392             -
     Loss on disposal of
      equipment                       -            -           -        14,018
     Deferred income taxes      (43,682)      84,723     (29,188)     (102,374)

     DECREASE (INCREASE)IN
     ASSETS:
       Accounts receivable     (803,491)     365,759    (711,026)   (1,210,095)
       Other receivables        (26,224)      34,336      (4,545)      (10,651)
       Costs and estimated
        earnings in excess
        of billings on
        uncompleted contracts   (24,685)     (63,807)     58,757      (273,893)
       Inventory                (79,071)       9,910    (401,208)     (254,435)
       Prepaid expenses         (22,896)      26,393       1,127        (4,689)
       Deposits                    (295)      (4,906)    (15,614)       (2,323)

     INCREASE (DECREASE)IN
     LIABILITIES:
       Accounts payable         626,196     (245,047)    343,400       973,664
       Billings in excess of
        costs and estimated
        earnings on
        uncompleted contracts   262,292     (160,579)      5,829        (4,181)
       Accrued expenses         129,357        2,664     449,973       213,381
       Accrued income taxes     (89,496)     103,969      87,596        13,501
                               --------     --------    --------    ----------
NET CASH (USED) PROVIDED BY
OPERATING ACTIVITIES -
carried forward               $ (38,423)   $ 501,808   $ 325,517   $   (67,138)
                               ========     ========    ========    ==========


See Independent Auditors' Report and Notes to Financial Statements.

VALLEY COMMUNICATIONS, INC.

FOR THE YEARS ENDED OCTOBER 31, 1992, 1993, 1994 AND THE TEN MONTHS ENDED AUGUST 31, 1995

                                                                    Ten Months
                                     Years Ended October 31,           Ended
                                   ----------------------------      August 31,
                                   1992        1993        1994         1995
                                   ----        ----        ----      ---------
NET CASH (USED) PROVIDED
 BY OPERATING ACTIVITIES
 (brought forward)              $ (38,423)   $ 501,808   $ 325,517   $ (67,138)

CASH FLOWS FROM INVESTING
 ACTIVITIES:
   Purchases of property
    and equipment                 (79,760)     (62,150)   (134,719)    (70,011)
   Purchases of marketable
    securities                    (24,132)      (9,779)          -           -
   Proceeds from sale of
    marketable securities           3,310       18,284           -           -
   Covenant not to compete              -            -     (30,960)          -
   Stock redemption                     -            -    (225,000)          -
                                 --------     --------    --------    --------
     Net cash used by
      investing activities       (100,582)     (53,645)   (390,679)    (70,011)

CASH FLOWS FROM FINANCING
 ACTIVITIES:
   Net proceeds from (repayment
    of) line of credit            270,000     (350,000)    155,000     135,000
   Repayment of long-term debt     (9,791)     (12,633)    (14,893)     (7,269)
   Proceeds from long-term debt     5,000            -           -           -
                                 --------     --------    --------    --------
     Net cash (used) provided
      by financing activities     265,209     (362,633)    140,107     127,731
                                 --------     --------    --------    --------
NET INCREASE (DECREASE) IN CASH   126,204       85,530      74,945      (9,418)

CASH, beginning of period         131,332      257,536     343,066     418,011
                                 --------     --------    --------    --------
CASH, end of period             $ 257,536    $ 343,066   $ 418,011   $ 408,593
                                 ========     ========    ========    ========

SUPPLEMENTAL DISCLOSURE OF
 CASH FLOWS INFORMATION:

   Cash paid during the period for:

     Interest                   $  27,343    $  21,086   $  17,081   $  55,117
                                 ========     ========    ========    ========
     Income taxes               $  97,900    $  41,600   $ 249,968   $ 446,933
                                 ========     ========    ========    ========
     Purchase of equipment
      through incurrence of
      long-term debt            $       -    $       -   $       -   $ 145,158
                                 ========     ========    ========    ========


See Independent Auditors' Report and Notes to Financial Statements.

VALLEY COMMUNICATIONS, INC.

NOTES TO FINANCIAL STATEMENTS (See Independent Auditors' Report)
FOR THE YEARS ENDED OCTOBER 31, 1992, 1993, 1994 AND THE TEN MONTHS ENDED AUGUST 31, 1995


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Nature of Business - Valley Communications, Inc. (the Company) designs and installs telephone and data cabling networks and related equipment.

    Basis for Reporting - The Company maintains its records on the accrual basis of accounting.

    Revenue and Cost Recognition - Revenues from construction contracts are recognized on the percentage-of-completion method, measured by the percentage of total costs incurred to date to the estimated total costs for each contract.

    Contract costs include all direct material and labor costs and indirect costs related to contract performance, such as indirect labor, supplies, tools, payroll taxes, workmen's compensation insurance and travel. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, estimated profitability, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

    The asset, "Costs and estimated earnings in excess of billings on uncompleted contracts," represents revenues recognized in excess of amounts billed. The liability, "Billings in excess of costs and estimated earnings on uncompleted contracts," represents billings in excess of revenues recognized.

    Marketable Securities - Effective November 1, 1994, the Company adopted Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities (FAS 115). In accordance with FAS 115, prior years' financial statements have not been restated to reflect the change in accounting method. There was no cumulative effect as a result of adopting FAS 115 in 1995.

    FAS 115 addresses the accounting and classification of investments. Prior to the adoption of FAS 115, the Company carried marketable securities at the lower of cost or market. At August 31, 1995, marketable securities were classified as available for sale and are presented at their fair market value. Gains or losses on the sale of securities are recognized on a specific identification basis. Changes in net unrealized losses are included in the determination of net income until October 31, 1994 when unrealized losses are reported as a separate component of stockholders' equity.

VALLEY COMMUNICATIONS, INC.

NOTES TO FINANCIAL STATEMENTS (See Independent Auditors' Report)
FOR THE YEARS ENDED OCTOBER 31, 1992, 1993, 1994 AND THE TEN MONTHS ENDED AUGUST 31, 1995

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    Inventory - Inventory consists of cable and related hardware not allocated to a specific contract and is valued at the lower of cost, determined on a first-in, first-out basis, or market value.

    Property and Equipment - Property and equipment are stated at cost. Depreciation of property and equipment is provided using the straight-line method for financial reporting purposes over a five year estimated useful life. For Federal income tax purposes, depreciation is computed using the accelerated cost recovery method and the modified accelerated cost recovery method.

    Covenant Not to Compete - The covenant not to compete was amortized on a straight-line basis over its effective term of thirteen months which ended February 28, 1995. For income tax purposes, it is being amortized over 15 years.

    Income Taxes - Effective November 1, 1992, the Company adopted Statement of Financial Accounting Standards, No. 109, Accounting for Income Taxes (FAS 109).

    Also effective with the fiscal year beginning November 1, 1992, for income tax purposes, the Company changed from the cash basis method of accounting for construction contracts to the percentage-of-completion method.

    Deferred income taxes are provided for temporary differences in reporting income and expenses for financial reporting and income tax purposes. The temporary differences relate to depreciation, California franchise taxes, bad debts, unrealized losses on marketable securities, accrued vacation benefits and the difference between the cash basis and the percentage-of -completion basis of accounting for construction contracts.

    Income (Loss) Per Share - Income (loss) per share is determined by dividing income (loss) by the weighted average number of shares of common stock outstanding.

VALLEY COMMUNICATIONS, INC.

NOTES TO FINANCIAL STATEMENTS (See Independent Auditors' Report)
FOR THE YEARS ENDED OCTOBER 31, 1992, 1993, 1994 AND THE TEN MONTHS ENDED AUGUST 31, 1995


2.  MARKETABLE SECURITIES

                                        October 31,
                              -------------------------------      August 31,
                              1992         1993          1994        1995
                              ----         ----          ----      ----------

Marketable securities consist of equity securities as follows:

  Aggregate cost          $   27,267    $   21,384    $   21,384    $   21,375
  Unrealized losses           (6,141)       (8,993)      (17,385)      (19,360)
                           ---------     ---------     ---------     ---------
  Aggregate market value  $   21,126    $   12,391    $    3,999    $    2,015
                           =========     =========     =========     =========
Investment income (loss) for the periods ended consists of:

  Net realized gain on
   the sale of market-
   able securities        $    1,400    $    5,909    $        -    $        -
  Provision for net
   unrealized losses:
     Unrealized holding
      gains                        -           593             -             -
     Unrealized holding
      losses                  (6,141)       (6,732)       (8,392)            -
                           ---------     ---------     ---------     ---------
  Loss on marketable
   securities             $   (4,741)   $     (230)   $   (8,392)   $        -
                           =========     =========     =========     =========

3.  COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

Costs incurred on
 uncompleted contracts    $1,658,485    $1,338,860    $1,317,949    $2,416,773
Estimated earnings           290,520       622,068       526,242       922,147
                           ---------     ---------     ---------     ---------
                           1,949,005     1,960,928     1,844,191     3,338,920

Billings to date           2,236,681     2,024,218     1,972,067     3,188,722
                           ---------     ---------     ---------     ---------
                          $ (287,676)   $  (63,290)   $ (127,876)   $  150,198
                           =========     =========     =========     =========

Included in the accompanying balance sheets under the following captions:

  Costs and estimated
   earnings in excess of
   billings on
   uncompleted contracts  $   59,633    $  123,440    $   64,683    $  338,576

  Billings in excess of
   costs and estimated
   earnings on
   uncompleted contracts    (347,309)     (186,730)     (192,559)     (188,378)
                           ---------     ---------     ---------     ---------
                          $ (287,676)   $  (63,290)   $ (127,876)   $  150,198
                           =========     =========     =========     =========


VALLEY COMMUNICATIONS, INC.

NOTES TO FINANCIAL STATEMENTS (See Independent Auditors' Report)
FOR THE YEARS ENDED OCTOBER 31, 1992, 1993, 1994 AND THE TEN MONTHS ENDED AUGUST 31, 1995


4.  LINE OF CREDIT

    The Company has a revolving line of credit from a bank with a maximum borrowing limit of $1 million which expires February 28, 1996. The credit line bears interest at prime plus 1.0% (9.75% at August 31, 1995), is secured by accounts receivable, contract rights and intangibles of the Company, and is personally guaranteed by the stockholders. The line of credit agreement also contains certain restrictive covenants including maintenance of working capital in excess of $500,000 and a ratio of total liabilities to tangible net worth of less than 3.5 to 1.0. At August 31, 1995, the balance outstanding on this line of credit was $290,000.


5.  PROVISION (BENEFIT) FOR INCOME TAXES


    The income tax provision (benefit) consists of:

                                        October 31,
                              -------------------------------      August 31,
                              1992         1993          1994        1995
                              ----         ----          ----      ----------
Current income taxes:
  Federal                 $   26,797    $  107,072    $  270,211    $  356,879
  State                       14,658        38,497        67,353       103,555
                           ---------     ---------     ---------     ---------
                              41,455       145,569       337,564       460,434

Deferred income taxes:
  Federal                    (30,791)       61,046       (33,343)      (81,696)
  State                      (12,891)        6,133         4,155       (20,678)
                           ---------     ---------     ---------     ---------
                             (43,682)       67,179       (29,188)     (102,374)
                           ---------     ---------     ---------     ---------
                          $   (2,227)   $  212,748    $  308,376    $  358,060
                           =========     =========     =========     =========


The provision (benefit) for income taxes at the Company's effective rate differed from the provision (benefit) for income taxes at the statutory rate as follows:


                                        October 31,
                              -------------------------------      August 31,
                              1992         1993          1994        1995
                              ----         ----          ----      ----------
Computed tax expense
 (benefit) at the
 expected statutory rate
 (34%)                    $   (1,548)   $  177,303    $  256,436    $  290,103

   State income taxes, net     1,413        33,918        47,195        54,698

   Change in deferred tax
    rates                     (2,092)            -             -             -

   Other, net                      -         1,527         4,745        13,259
                           ---------     ---------     ---------     ---------
     Income tax provision
      (benefit)           $   (2,227)   $  212,748    $  308,376    $  358,060
                           =========     =========     =========     =========

VALLEY COMMUNICATIONS, INC.

NOTES TO FINANCIAL STATEMENTS (See Independent Auditors' Report)
FOR THE YEARS ENDED OCTOBER 31, 1992, 1993, 1994 AND THE TEN MONTHS ENDED AUGUST 31, 1995


5.  PROVISION (BENEFIT) FOR INCOME TAXES (continued)


The significant components of deferred income tax expense (benefit) attributable to income from operations are as follows:

                                        October 31,
                              -------------------------------      August 31,
                              1992         1993          1994        1995
                              ----         ----          ----      ----------
  Cash to percentage-of-
   completion accounting
   change                 $ (120,894)   $  123,019    $  (39,406)   $  (76,638)

  Utilization of alterna-
   tive minimum tax credits   82,343       (28,780)            -             -

  Accrued liabilities              -       (15,788)            -             -

  State income taxes               -       (13,088)       14,995             -

  Other, net                  (5,131)        1,825        (4,777)      (25,736)
                           ---------     ---------     ---------     ---------
  Deferred tax expense
   (benefit)              $  (43,682)   $   67,188    $  (29,188)   $ (102,374)
                           =========     =========     =========     =========

Significant components of deferred income taxes at October 31, 1994 and August 31, 1995 were as follows:

                                     October 31,   August 31,
                                        1994          1995
                                     ----------    ---------
  Deferred tax assets

    Current:

      State income taxes            $   24,272    $   36,276
      Accrued liabilities               15,224        31,347
      Other                              7,526         8,046
                                     ---------     ---------
                                        47,022        75,669

    Long-term:

      Covenant not to compete            8,649        11,990
                                     ---------     ---------
        Total deferred tax assets   $   55,671    $   87,659
                                     =========     =========
  Deferred tax liabilities

    Current:

      Cash to percentage of com-
       pletion accounting charge    $   74,254    $   61,332

    Long-term:

      Cash to percentage of com-
       pletion accounting change        59,905
      Depreciation                      19,769        22,210
                                     ---------     ---------
                                        79,674        22,210
                                     ---------     ---------
        Total deferred tax
         liabilities                $  153,928    $   83,542
                                     =========     =========

Effective November 1, 1992, the Company adopted FAS 109. Under the provisions of FAS 109, the Company elected not to restate prior years. The cumulative effect, as of November 1, 1992, of the adoption of FAS 109 resulted in a 1993 charge of $7,103.

VALLEY COMMUNICATIONS, INC.

NOTES TO FINANCIAL STATEMENTS (See Independent Auditors' Report)
FOR THE YEARS ENDED OCTOBER 31, 1992, 1993, 1994 AND THE TEN MONTHS ENDED AUGUST 31, 1995


6.  COMMITMENTS

    The Company conducts its operations from leased offices in Fremont, Sacramento and Irvine, California. The lease agreements require the Company to pay base rents plus common area maintenance costs. The leases expire as follows:

          Fremont          January, 1996 (3 year option available)
          Sacramento       June, 1996
          Irvine           Month-to-month lease

    The Company also leases vehicles and office furniture and equipment under operating leases.

    The following is a schedule by years at August 31, 1995 of future minimum rental payments required under operating leases having initial or remaining noncancellable terms in excess of one year:


      Years Ending                  Furniture &
      October 31,         Offices    Equipment    Vehicles      Total
      ------------        -------   -----------   --------      -----

     1995 (two months)    $21,310     $ 3,602     $ 4,574     $ 29,486
     1996                  60,532      21,630      21,552      103,714
     1997                       -      11,082       7,265       18,347
     1998                       -       1,716           -        1,716
                           ------      ------      ------      -------
                          $81,842     $38,030     $33,391     $153,263
                           ======      ======      ======      =======


Rental expense under operating leases was:

                                       October 31,
                              -----------------------------      August 31,
                              1992        1993         1994        1995
                              ----        ----         ----      ----------

  Offices (including
   common area charges)   $   72,117   $  126,032   $  150,353   $  115,120
  Furniture and equipment     31,149       48,889       32,448       84,105
  Vehicles                    24,976       31,322       27,995       23,763
                           ---------    ---------    ---------    ---------
                          $  128,242   $  206,243   $  210,796   $  222,988
                           =========    =========    =========    =========

VALLEY COMMUNICATIONS, INC.

NOTES TO FINANCIAL STATEMENTS (See Independent Auditors' Report)
FOR THE YEARS ENDED OCTOBER 31, 1992, 1993, 1994 AND THE TEN MONTHS ENDED AUGUST 31, 1995


7.  EMPLOYEE RETIREMENT PLAN

    Effective April 1, 1992, the Company established a defined contribution retirement plan. Under the plan, all full-time employees can elect to have a certain percentage of their compensation deferred into the retirement plan. The plan also provides for employer matching contributions in an amount equal to such percentage of the participant's elective deferrals as determined by the Company at its discretion for each plan year. Company contributions for the years ended October 31, 1992, 1993, 1994 and the ten months ended August 31, 1995 were $21,718, $35,298, $40,015 and $49,438, respectively.


8.  LONG-TERM DEBT

    Long term debt at August 31, 1995 consists of the following:

    Note payable to bank, collateralized by equipment, interest at prime plus 1.0% (9.75% at August 31, 1995), payable in
    monthly principal installments of $2,489 plus interest through
    July, 1999                                                        $116,994

    Note payable to bank, collateralized by equipment, interest at prime plus 1.0% (9.75% at August 31, 1995), payable in
    monthly principal installments of $713 plus interest through
    March, 1998.                                                        20,895
                                                                       -------
                                                                       137,889
    Less current portion                                                38,429
                                                                       -------
                                                                      $ 99,460
                                                                       =======

     Future maturities of long-term debt are as follows:

     Years Ending
     October 31,
     ------------
     1995 (two months)       $  6,404
     1996                      38,429
     1997                      38,429
     1998                      32,225
     1999                      22,402
                              -------
                             $137,889
                              =======

VALLEY COMMUNICATIONS, INC.

NOTES TO FINANCIAL STATEMENTS (See Independent Auditors' Report)
FOR THE YEARS ENDED OCTOBER 31, 1992, 1993, 1994 AND THE TEN MONTHS ENDED AUGUST 31, 1995


9.  RELATED PARTY TRANSACTIONS

    Stock Redemption - In January, 1994, the Company redeemed 25,000 shares of its common stock from an officer-stockholder for $225,000.

    As part of the redemption agreement, the Company purchased a leased vehicle which had been provided to the officer-stockholder and transferred it to him in payment for his agreement not to compete against the Company in the State of California until after February 28, 1995.

    Stockholders' Agreement - The Company has entered into an agreement with its stockholders that obligates the Company, upon the death or total dis-ability of any of the stockholders, to purchase that stockholder's shares in the Company. The purchase price is determined by a formula established in the agreement and is partially insured. Any portion of the purchase price which is not funded by insurance proceeds is payable in monthly installments over 180 months with interest on the unpaid balance at the rate of 7% per year.


10. CONCENTRATIONS AND CREDIT RISK

    The Company grants credit to its customers, primarily commercial businesses and general contractors, located in California with the majority located in Northern California. Concentrations of revenue, material purchases and accounts receivable balances with customers or suppliers in excess of 10% of the totals are as follows:

                      Years Ended October 31,    Ten Months
                      -----------------------       Ended
Largest Customers      1992    1993    1994    August 31, 1995
-----------------      ----    ----    ----    ---------------

  Percentage of
  total revenue

      A                 *      14%     18%           16%
      B                 *       *      18%            *
      C                 *       *       *            15%

*   Less than 10%.

VALLEY COMMUNICATIONS, INC.

NOTES TO FINANCIAL STATEMENTS (See Independent Auditors' Report)
FOR THE YEARS ENDED OCTOBER 31, 1992, 1993, 1994 AND THE TEN MONTHS ENDED AUGUST 31, 1995


10. CONCENTRATIONS AND CREDIT RISK (Continued)

                      Years Ended October 31,    Ten Months
                      ----------------------        Ended
Largest Customers      1992    1993    1994    August 31, 1995
-----------------      ----    ----    ----    ---------------

Percentage of accounts receivable

       A                 *      12%     10%          18%
       B                 *       *      10%           *
       C                 *       *       *            *
       D                17%      *       *            *
       E                 *       *      20%           *
       F                 *       *       *           20%

*  Less than 10%

                                                 Ten Months
                           Years Ended              Ended
Largest Suppliers        October 31, 1994      August 31, 1995
-----------------        ----------------      ---------------

Percentage of total material purchases

       A                        37%                  26%
       B                        25%                  14%
       C                        21%                  27%


Percentage of accounts payable

       A                        48%                  34%
       B                        24%                   *
       C                         *                   23%

*  Less than 10%


11. CAPITAL STOCK TRANSACTION

    On August 14, 1995, the stockholders of the Company signed a purchase agreement to sell 80% of the issued capital stock of the Company to C&L Acquisition Corporation, a subsidiary of The Diana Corporation. The sale is subject to corporate approval and other customary conditions.

PRO FORMA FINANCIAL INFORMATION

                   THE DIANA CORPORATION AND SUBSIDIARIES
     PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT OCTOBER 14, 1995
                                 UNAUDITED
                           (DOLLARS IN THOUSANDS)

                                         Pro Forma Adjustments
                                     ---------------------------
                                     Valley   Purchase                Pro
                             Diana    (1)     Acctg(2)     Other     Forma
                             -----   ------   --------     -----     -----
ASSETS
Current assets
  Cash                      $ 5,792  $   321  $         $(1,200)(3) $ 4,913
  Restricted short-term
   investment                    81      ---                             81
  Marketable securities       2,582      ---                          2,582
  Receivables                13,242    3,811                         17,053
  Inventories                 9,157      768                          9,925
  Other current assets          612      447                          1,059
                             ------   ------   ------    ------      ------
      Total current assets   31,466    5,347             (1,200)     35,613

Property and equipment, net   3,631      365       93                 4,089
Intangible assets             3,882      ---    3,009                 6,891
Other assets                  1,166       24   (4,320)    4,385 (4)   1,255
                             ------   ------   ------    ------      ------
                            $40,145  $ 5,736  $(1,218)  $ 3,185     $47,848
                             ======   ======   ======    ======      ======

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
  Accounts payable          $10,426  $ 1,612                        $12,038
  Accrued liabilities and
   other current liabilities  1,334    1,598                          2,932
  Current portion of
   long-term debt               753      898                200 (5)   1,851
                             ------   ------   ------    ------      ------
    Total current
      liabilities            12,513    4,108                200      16,821

Long-term debt                6,860       90              2,985 (6)   9,935
Other liabilities             1,184       15      305                 1,504
Commitments and contingencies
Shareholders' equity         19,588    1,523   (1,523)               19,588
                             ------   ------   ------    ------      ------
                            $40,145  $ 5,736  $(1,218)  $ 3,185     $47,848
                             ======   ======   ======    ======      ======

See accompanying notes to pro forma condensed consolidated financial information.

                      PRO FORMA FINANCIAL INFORMATION

                   THE DIANA CORPORATION AND SUBSIDIARIES
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE 52 WEEKS ENDED APRIL 1, 1995
                                 UNAUDITED
                  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                         Pro Forma Adjustments
                                         ---------------------
                                         Valley
                               Diana       (7)     Other        Pro Forma
                               -----     ------    -----        ---------
Net sales                     $250,386   $13,701   $             $264,087
Other income (loss)               (417)       17                     (400)
                               -------    ------    ----          -------
                               249,969    13,718                  263,687

Cost of sales                  239,198     9,215                  248,413
Selling and administrative
  expenses                      10,314     3,524    (337) (8)      13,501
                               -------    ------    ----          -------
Operating earnings                 457       979     337            1,773

Interest expense                (1,098)      (38)   (286) (9)      (1,422)
Non-operating income                34       ---                       34
Provision for income taxes         ---      (389)    300  (10)        (89)
Equity in earnings (loss) of
  unconsolidated subsidiaries      (69)      ---                      (69)
Minority interest                  (44)      ---    (163) (11)       (207)
                               -------    ------    ----          -------
Net earnings (loss)           $   (720)  $   552   $ 188         $     20
                               =======    ======    ====          =======

Earnings (loss) per
 common share                 $   (.18)                          $    .00
                               =======                            =======

Weighted average number of
 common shares outstanding       4,024                              4,024
                               =======                            =======

See accompanying notes to pro forma condensed consolidated financial information.

                      PRO FORMA FINANCIAL INFORMATION

                   THE DIANA CORPORATION AND SUBSIDIARIES
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE 28 WEEKS ENDED OCTOBER 14, 1995
                                 UNAUDITED
                  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                         Pro Forma Adjustments
                                         ---------------------
                                         Valley
                               Diana       (7)     Other        Pro Forma
                               -----     ------    -----        ---------
Net sales                     $142,382   $ 9,955   $             $152,337
Other income                       333       (13)                     320
                               -------    ------    ----          -------
                               142,715     9,942                  152,657

Cost of sales                  137,429     6,836                  144,265
Selling and administrative
  expenses                       4,932     2,459    (390) (8)       7,001
                               -------    ------    ----          -------
Operating earnings                 354       647     390            1,391

Interest expense                  (542)      (38)   (143) (9)        (723)
Provision for income taxes         ---      (257)    197  (10)        (60)
Equity in earnings (loss) of
  unconsolidated subsidiaries      (67)      ---                      (67)
Minority interest                  ---       ---    (122) (11)       (122)
                               -------    ------    ----          -------
Net earnings (loss)           $   (255)  $   352   $ 322         $    419
                               =======    ======    ====          =======

Earnings (loss) per
 common share                 $   (.06)                          $    .10
                               =======                            =======

Weighted average number of
 common shares outstanding       4,113                              4,113
                               =======                            =======

See accompanying notes to pro forma condensed consolidated financial information.

             THE DIANA CORPORATION AND SUBSIDIARIES

                  NOTES TO PRO FORMA CONDENSED
               CONSOLIDATED FINANCIAL INFORMATION
                          (Unaudited)


Pro Forma Condensed Consolidated Balance Sheet:

NOTE 1 - To include Valley's Balance Sheet as of November 30, 1995.

NOTE 2 - To reflect purchase accounting adjustments. The total cost of the acquisition including expenses was $4,320,000. The minority shareholders 20% ownership interest amounts to $305,000. The excess of the cost of the acquisition over the book value was allocated as follows. The amounts and amortization period were determined pursuant to an appraisal.

                                                 Amortization
                                                    Period
                                                 ------------

   Equipment                       $   93,000       5 years
   Non-Competition Agreements         108,000       7 years
   Goodwill                         2,901,000      40 years
                                    ---------
                                   $3,102,000
                                    =========

NOTE 3 - To reflect cash payments made toward the acquisition.

NOTE 4 - To reflect the cost of the acquisition including expenses of $4,320,000 and deferred debt costs of $65,000.

NOTE 5 - To reflect the current portion of borrowings incurred to make the acquisition. Borrowings of $1,000,000 were made from the minority shareholders of Valley and are payable over a 5 year period at 10% per year.

NOTE 6 - To reflect the non-current portion of borrowings incurred to make the acquisition.


Pro Forma Condensed Consolidated Statement of Operations:

NOTE 7 - To include Valley's Statement of Operations for the year ended April 30, 1995 and the 6 months ended October 31, 1995, respectively.

NOTE 8 - To reflect the reduction of officers payroll expense due to new employment agreements executed by Valley's officers. In addition, to reflect the current period amortization of the write up of equipment, non-competition agreements and goodwill (see Note 2).

NOTE 9 - To reflect interest expense on borrowings incurred to make the acquisition.

NOTE 10 - To eliminate Valley's provision for federal income taxes due to existing federal income tax net operating loss carry forwards of the consolidated group.

NOTE 11 - To reflect the minority shareholders 20% proportionate share of Valley's results of operations as adjusted for certain of the pro forma adjustments.